                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                ______________

                                   Form 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) - April 1, 1998



                     FRANCHISE MORTGAGE ACCEPTANCE COMPANY
            (Exact name of Registrant as specified in its Charter)




        California                     333-34481            95-4649104
        ----------                     ---------            ----------
(State or Other Jurisdiction          (Commission        (I.R.S. Employer
of Incorporation)                     File Number)      Identification No.)


 1888 Century Park East, Third Floor
     Los Angeles, California 90067                                90067
 -------------------------------------                          ----------
(Address of Principal Executive Offices)                        (Zip Code)



     Registrant's telephone number, including area code:   (310) 277-0866

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 1, 1998, Franchise Mortgage Acceptance Company (the "Registrant") acquired substantially all of the assets and assumed the liabilities of Bankers Mutual and Bankers Mutual Mortgage, Inc. (together, "Bankers"). The acquisition was made pursuant to an Asset Purchase Agreement dated March 9, 1998 by and among the Registrant, Bankers and the holders of the outstanding shares of Bankers. Bankers is a Federal National Mortgage Association and Federal National Home Loan Bank lender and servicer. The purchase price paid for the assets was the result of arms-length negotiations and consisted of the following: (i) payment by the Registrant to Bankers of $61.5 million in cash, (ii) delivery of a promissory note in the principal amount of $5.0 million, (iii) contingent cash payments of up to $30.0 million over three years dependent upon the achievement of certain operating results, and (iv) the Registrant's assumption of Bankers' liabilities. The source of funds used for the acquisition was cash on hand.


         The foregoing information contained in this Form 8-K pertaining to the acquisition is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement, a copy of which is attached hereto as an exhibit.


ITEM 5.  OTHER EVENTS.

         On April 6, 1998, Thomas J. Shaughnessy, Executive Vice President and Chief Credit Officer, resigned. Clinton V. Barrow, Kent M. Davis and Courtney
S. Stephens, Vice Presidents of the Restaurant Finance Group, and Pierrette A. Newman, a Senior Vice President of the Restaurant Finance Group, also resigned on that date.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (a)  Financial Statements of Business Acquired.

     At the time of the filing of this Report, it is impracticable to provide the financial statements required by Item 7 of Form 8-K and Rule 3-05(b) of Regulation S-X and the signed accountants' report required in connection therewith by Rule 2-02 of Regulation S-X. The required financial statements and signed accountants' report will be filed by the Registrant, under cover of Form 8-K/A, not later than 60 days after the date hereof.


         (b)  Pro Forma Financial Information

     At the time of the filing of this Report, it is impracticable to provide the unaudited pro forma financial information required by Article 11 of Regulation S-X. The required pro forma financial information will be filed by the Registrant, under cover of Form 8-K/A, not later than 60 days after the date hereof.

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     (c)  Exhibits.

          Exhibit 2.1
          -----------


          Asset Purchase Agreement dated as of March 9, 1998, by and among the Registrant, Bankers Mutual, Bankers Mutual Mortgage, Inc. and the shareholders named therein.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              FRANCHISE MORTGAGE ACCEPTANCE COMPANY



Date:  April 13, 1998         By: /s/ Raedelle Walker
                                  -----------------------------------------
                                  Name:  Raedelle Walker
                                  Title: Executive Vice President and Chief
                                         Financial Officer

                                 EXHIBIT INDEX



                                                                     Sequential Page
       Exhibit Number                Description                         Number
       --------------                -----------                     ---------------
             2.1                 Asset Purchase Agreement dated
                                 as of March 9, 1998, by and
                                 among the Registrant, Bankers
                                 Mutual, Bankers Mutual
                                 Mortgage, Inc. and the
                                 shareholders named therein

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